UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 14, 2012

TMX FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-172244	20-1106313
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

15 Bull Street, Suite 200

Savannah, Georgia 31401

(Address of principal executive offices)

(912) 525-2675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 14, 2012, TMX Finance LLC (the “Company”) and Barry Carter, whose employment with the company began August 15, 2011, agreed to end Mr. Carter’s employment as the Company’s Chief Information Officer.  The Company has initiated a search for a replacement.  The information with respect to Mr. Carter set forth in Exhibit 10.25 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 19, 2012, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Donald E. Thomas
Donald E. Thomas
Date: June 19, 2012		Chief Financial Officer